EXHIBIT 99.1


Executive Officers and Directors of Comcast Corporation:

                                                                                       Principal Business
                             Position with                Principal Occupation         in which such
Name                         Comcast Corporation          and Business Address         employment is conducted
----                         -------------------          --------------------         -----------------------
Ralph J. Roberts             Executive Officer and        Chairman of the Board of     Ownership and operation of
                             Director                     Directors of Comcast         cable television system
                                                          Corporation                  broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102

Julian A. Brodsky            Executive Officer and        Vice Chairman of the Board   Ownership and operation
                             Director                     of Directors of Comcast      of cable television system
                                                          Corporation                  broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102

Brian L. Roberts             Executive Officer and        President of                 Ownership and operation of
                             Director                     Comcast Corporation          cable television system
                                                          1500 Market Street           broadband communication
                                                          Philadelphia, PA 19102       services

John R. Alchin*              Executive Officer            Executive Vice President     Ownership and operation of
                                                          and Treasurer of             cable television system
                                                          Comcast Corporation          broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102

Lawrence J. Salva            Executive Officer            Senior Vice President        Ownership and operation of
                                                          and Chief Accounting         cable television system
                                                          Officer of Comcast           broadband communication
                                                          Corporation                  services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102


Lawrence S. Smith            Executive Officer            Executive Vice President of  Ownership and operation of
                                                          Comcast Corporation          cable television system
                                                          1500 Market Street           broadband communication
                                                          Philadelphia, PA 19102       services

Stanley L. Wang              Executive Officer            Executive Vice President,    Ownership and operation of
                                                          Secretary and General        cable television system
                                                          Counsel of                   broadband communication
                                                          Comcast Corporation          services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102

Gustave G. Amsterdam         Director                     Retired
                                                          135 South 19th Street
                                                          Philadelphia, PA 19103


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


                                                                                       Principal Business
                             Position with                Principal Occupation         in which such
Name                         Comcast Corporation          and Business Address         employment is conducted
----                         -------------------          --------------------         -----------------------
Sheldon M. Bonovitz          Director                     Duane, Morris & Heckscher    Law
                                                          One Liberty Place
                                                          Philadelphia, PA 19103

Joseph L. Castle, II         Director                     Chairman, CEO and            Energy business
                                                          Director of
                                                          Castle Energy Corporation
                                                          One Radnor Corporate
                                                          Center
                                                          Suite 250
                                                          Radnor, PA 19087

Bernard C. Watson            Director                     Retired
                                                          473 Copper Beach Circle
                                                          Elking Park, PA 19027

Irving A. Wechsler           Director                     Partner with                 Public accounting
                                                          Wechsler, Wolsh &
                                                          Associates
                                                          340 One Oliver Plaza
                                                          Pittsburgh, PA 15222

Anne Wexler                  Director                     Chairman of                  Consulting for government
                                                          The Wexler Group             relations and public affairs
                                                          1317 F Street, NW
                                                          Washington, DC 20004

-----------
*  Citizen of Australia


          Shares of Series A Common Stock of Issuer Beneficially Owned by Comcast Executive Officers and Directors

                                                             Number
                                 Name                      of Shares
                                 ----                      ---------
               Ralph J. Roberts........................      15,000
               Julian A. Brodsky.......................       4,000
               Brian L. Roberts........................       2,500
               John R. Alchin..........................       2,000
               Stanley L. Wang.........................       1,500
               Irving A. Wechsler......................       1,000

     Each of the above person's holdings represent less than 1% of the outstanding shares of Series A Common Stock.


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


     Executive Officers and Directors of Comcast PC Investments, Inc.:

                                                                                       Principal Business
                             Position with Comcast        Principal Occupation         in which such
Name                         PC Investments Inc.          and Business Address         employment is conducted
----                         ---------------------        --------------------         -----------------------
Judie M. Dionglay            Executive Officer and        Vice President               Ownership and operator of
                             Director                     of Comcast PC                cable television system
                                                          Investments, Inc.            broadband communication
                                                          1201 N. Market Street        services
                                                          Wilmington, DE 19801

Abram E. Patlove             Executive Officer and        President                    Ownership and operator of
                             Director                     of Comcast PC                cable television system
                                                          Investments, Inc.            broadband communication
                                                          1201 N. Market Street        services
                                                          Wilmington, DE 19801

Rosemarie S. Teta            Executive Officer            Vice President               Ownership and operator of
                                                          of Comcast PC                cable television system
                                                          Investments, Inc.            broadband communication
                                                          1201 N. Market Street        services
                                                          Wilmington, DE 19801

     Executive Officers and Directors of Comcast Online Communications, Inc.:

                                                                                       Principal Business
                             Position with Comcast        Principal Occupation         in which such
Name                         Online Communications, Inc.  and Business Address         employment is conducted
----                         ---------------------------  --------------------         -----------------------
John R. Alchin*              Executive Officer            Executive Vice President     Ownership and operator of
                                                          and Treasurer                cable television system
                                                          of Comcast Corporation       broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102

Brian L. Roberts             Executive Officer            President                    Ownership and operator of
                             and Director                 of Comcast Corporation       cable television system
                                                          1500 Market Street           broadband communication
                                                          Philadelphia, PA 19102       services

Ralph J. Roberts             Executive Officer            Chairman of the Board of     Ownership and operator of
                             and Director                 Directors                    cable television system
                                                          of Comcast Corporation       broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102

Lawrence J. Salva            Executive Officer            Senior Vice President        Ownership and operation of
                                                          and Chief Accounting         cable television system
                                                          Officer of Comcast           broadband communication
                                                          Corporation                  services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102

Lawrence S. Smith            Executive Officer            Executive Vice President     Ownership and operator of
                             and Director                 of Comcast Corporation       cable television system
                                                          1500 Market Street           broadband communication
                                                          Philadelphia, PA 19102       services

Stanley L. Wang              Executive Officer            Executive Vice President,    Ownership and operator of
                             and Director                 Secretary and General        cable television system
                                                          Counsel                      broadband communication
                                                          of Comcast Corporation       services
                                                          1500 Market Street
                                                          Philadelphia, PA 19102

-----------
*  Citizen of Australia

     Executive Officers and Directors of Sural Corporation:

                                                                                       Principal Business
                             Position with                Principal Occupation         in which such
Name                         Sural Corporation            and Business Address         employment is conducted
----                         -----------------            --------------------         -----------------------
Ralph J. Roberts             Executive Officer and        Chairman of the Board of     Ownership and operation of
                             Director                     Directors of                 cable television system
                                                          Comcast Corporation          broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102
Suzanne F. Roberts           Executive Officer and
                             Director

Brian L. Roberts             Executive Officer and        President of                 Ownership and operation of
                             Director                     Comcast Corporation          cable television system
                                                          1500 Market Street           broadband communication
                                                          Philadelphia, PA 19102       services

Julian A. Brodsky            Executive Officer and        Vice Chairman of the Board   Ownership and operation of
                             Director                     of Directors of Comcast      cable television system
                                                          Corporation                  broadband communication
                                                          1500 Market Street           services
                                                          Philadelphia, PA 19102


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